exhibit 10.1

FIRST AMENDMENT

TO

REVOLVING CREDIT AND GUARANTY AGREEMENT

This First Amendment to Revolving Credit and Guaranty Agreement (this “Amendment”) is entered into as of June 22, 2018, by and among REV GROUP, INC., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower, as Guarantor Subsidiaries, the Lenders (as defined in Section 1.1 of the ABL Credit Agreement (as defined below)) party hereto, ALLY BANK (“Ally”), as Administrative Agent (together with its permitted successors and assigns in such capacity, the “Administrative Agent”) and as Collateral Agent (together with its permitted successors and assigns in such capacity, the “Collateral Agent”).

BACKGROUND

The Borrower, the Guarantor Subsidiaries, the Administrative Agent, the Collateral Agent and the Lenders are parties to a Revolving Credit and Guaranty Agreement, dated as of April 25, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”) pursuant to which the Lenders provided the Borrower with certain financial accommodations.

The Borrower has requested that the Lenders amend the ABL Credit Agreement, all on the terms hereafter set forth, and Lenders are willing to do so on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of the Borrower under the ABL Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1.Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings given to them in the ABL Credit Agreement.

2.Amendments.

(a)The definition of “Dominion Period” set forth in Section 1.1 of the ABL Loan Agreement is hereby amended to read in its entirety as set forth below:

“Dominion Period” means,

(1) at any time on or prior to July 31, 2018, any period, (x) commencing on the date on which (A) Specified Availability is $0 or lower or (B) an Event of Default has occurred and is continuing under Section 8.1(c) (solely as it relates to a failure to comply with Section 6.8) and (y) ending on the first date thereafter on which, (A) in the case of Dominion Period under the preceding sub-clause (A), Specified Availability has been greater than $0 for thirty consecutive days and (B) in the case of Dominion Period under the preceding sub-clause (B), such Event of Default has been cured or waived in accordance with this Agreement;

(2) at any time on or after August 1, 2018 and prior to October 31, 2018, any period, (x) commencing on the date on which Specified Availability is less than $15,000,000 for five consecutive Business Days and (y) ending on the first date thereafter on which Specified Availability has been greater than $15,000,000 for thirty consecutive days; and

(3) at any time on or after October 31, 2018, any period (x) commencing on the date on which Specified Availability is less than the greater of (i) 10.0% of the lesser of (A) the Total Commitment as then in effect and (B) the Aggregate Borrowing Base as then in effect and (ii) $20,000,000, in either case for five consecutive Business Days and (y) ending on the first date thereafter on which Specified Availability has been greater than the greater of (i) 10.0% of the lesser of (A) the Total Commitment as then in effect and (B) the Aggregate Borrowing Base as then in effect and (ii) $20,000,000 in either case for thirty consecutive days.

If a Dominion Period has commenced during any time period set forth in clauses (1) or (2) above and is continuing when such period ends, the Dominion Period will continue until such time as the condition set forth in the subsequent period for the termination of a Dominion Period is satisfied.

(b)Section 6.5(m) of the ABL Credit Agreement is hereby amended to read in its entirety as set forth below:

“(m)so long as no Event of Default has occurred and is continuing, the Borrower and its Restricted Subsidiaries may (x) make up to $15,000,000 in Restricted Junior Payments in any Fiscal Year and (y) make up to $50,000,000 in Restricted Junior Payments during the term of this Agreement to repurchase the common stock of the Borrower.”

3.Conditions of Effectiveness. This Amendment shall become effective (the “First Amendment Effective Date”) upon the Administrative Agent’s receipt of a copy of this Amendment, executed by the Borrower, the Guarantors Subsidiaries, the Agents and the Requisite Lenders.

4.Representations and Warranties.  The Borrower and each Guarantor Subsidiary represents and warrants as follows:

(a)This Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor Subsidiary. This Amendment and the ABL Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower and each Guarantor Subsidiary and are enforceable against the Borrower and each Guarantor Subsidiary in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or general principles of equity.

(b)Upon the effectiveness of this Amendment, the Borrower and each Guarantor Subsidiary hereby reaffirms all covenants made in the ABL Credit Agreement as amended hereby and agrees that, after giving effect to this Amendment, all representations and warranties (except for those representations and warranties specifically made as of a prior date) shall be true and correct in all material respects (or in all respects with respect to any representation or warranty which by its terms is limited as to materiality, in each case, after giving effect to such qualification) on and as of the date hereof.

(c)Both immediately before and after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

5.Effect on the ABL Credit Agreement.

(a)Upon the effectiveness of this Amendment, each reference in the ABL Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the ABL Credit Agreement as amended hereby.  This Amendment shall be a Credit Document for all purposes under the ABL Credit Agreement.

(b)Except as specifically amended herein, the ABL Credit Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith as in effect immediately prior to the effectiveness of this Amendment, shall remain in full force and effect, and are hereby ratified and confirmed.

(c)Except as specifically set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agents or Lenders, nor constitute a waiver of any provision of the ABL Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

6.Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York.

7.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

9.Severability.  In case of one or more of the provisions contained in this Amendment shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

[Remainder of page left intentionally blank. Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

REV GROUP, INC., as Borrower

By:/s/ Dean Nolden

Name: Dean Nolden

Title: Treasurer & Chief Financial Officer

Signature Page to First Amendment – REV ABL

AVERY TRANSPORT INC.
CAPACITY OF TEXAS, INC.

CHAMPION BUS, INC.

COLLINS BUS CORPORATION

COLLINS I HOLDING CORP.

COLLINS INDUSTRIES, INC.

COMPRESSED AIR SYSTEMS, INC.

Revability, Inc.

ELDORADO NATIONAL (CALIFORNIA), INC.

ELDORADO NATIONAL (KANSAS), INC.

E-ONE, INC.

FERRARA FIRE APPARATUS, INC.

FERRARA FIRE APPARATUS HOLDING COMPANY, INC.

FFA ACQUISITION COMPANY, INC.

FFA HOLDCO, INC.

GENERAL COACH AMERICA, INC.

GOLDSHIELD FIBERGLASS, INC.

GOSHEN COACH INC.

HALCORE GROUP, INC.

HORTON ENTERPRISES, INC.

KME GLOBAL, LLC

KME HOLDINGS, LLC

KME RE HOLDINGS, LLC

KOVATCH MOBILE EQUIPMENT CORP.

LANCE CAMPER MFG. CORP.
MOBILE PRODUCTS, INC.

REV AMBULANCE GROUP ORLANDO, INC.

REV FINANCIAL SERVICES LLC

REV INSURANCE SOLUTIONS LLC

REV PARTS, LLC

REV RECREATION GROUP, INC.

REV RECREATION GROUP FUNDING, INC.

REV RENEGADE LLC

REV RENEGADE HOLDINGS CORP.

REV RTC, INC.,

as Guarantor Subsidiaries

By:/s/ Dean Nolden

Name: Dean Nolden

Title: Treasurer & Chief Financial Officer

Signature Page to First Amendment – REV ABL

ALLY BANK,

as Administrative Agent, Collateral Agent, Co-Collateral Agent and a Lender

By:/s/ Joseph Skaferowsky

Name: Joseph Skaferowsky

Title:   Authorized Signatory

Signature Page to First Amendment – REV ABL

SIGNATURE PAGE TO THE FIRST AMENDMENT TO REVOLVING CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG REV GROUP, INC., CERTAIN OF ITS SUBSIDIARIES PARTY THERETO FROM TIME TO TIME AS GUARANTOR SUBSIDIARIES, THE LENDERS PARTY THERETO FROM TIME TO TIME, AND ALLY BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

BMO HARRIS BANK N.A.

By:/S/ TERRENCE MCKENNA

Name:TERRENCE MCKENNA

Title:DIRECTOR

Signature Page to First Amendment – REV ABL

SIGNATURE PAGE TO THE FIRST AMENDMENT TO REVOLVING CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG REV GROUP, INC., CERTAIN OF ITS SUBSIDIARIES PARTY THERETO FROM TIME TO TIME AS GUARANTOR SUBSIDIARIES, THE LENDERS PARTY THERETO FROM TIME TO TIME, AND ALLY BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

U.S. BANK NATIONAL ASSOCIATION

By:/S/ THOMAS P. CHIDESTER

Name:THOMAS P. CHIDESTER

Title:VICE PRESIDENT

Signature Page to First Amendment – REV ABL

SIGNATURE PAGE TO THE FIRST AMENDMENT TO REVOLVING CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG REV GROUP, INC., CERTAIN OF ITS SUBSIDIARIES PARTY THERETO FROM TIME TO TIME AS GUARANTOR SUBSIDIARIES, THE LENDERS PARTY THERETO FROM TIME TO TIME, AND ALLY BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

BRANCH BANKING AND TRUST COMPANY

By:/S/ DAVID MILLER

Name:DAVID MILLER

Title:VICE PRESIDENT

Signature Page to First Amendment – REV ABL

SIGNATURE PAGE TO THE FIRST AMENDMENT TO REVOLVING CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG REV GROUP, INC., CERTAIN OF ITS SUBSIDIARIES PARTY THERETO FROM TIME TO TIME AS GUARANTOR SUBSIDIARIES, THE LENDERS PARTY THERETO FROM TIME TO TIME, AND ALLY BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

jpmorgan chase bank, n.a.

By:/S/ SABINA LIN

Name:SABINA LIN

Title:AUTHORIZED OFFICER

Signature Page to First Amendment – REV ABL

SIGNATURE PAGE TO THE FIRST AMENDMENT TO REVOLVING CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG REV GROUP, INC., CERTAIN OF ITS SUBSIDIARIES PARTY THERETO FROM TIME TO TIME AS GUARANTOR SUBSIDIARIES, THE LENDERS PARTY THERETO FROM TIME TO TIME, AND ALLY BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

ING CAPITAL LLC

By:/S/ JEAN V. GRASSO

Name:JEAN V. GRASSO

Title:MANAGING DIRECTOR

By:/S/ JEFFREY CHU

Name:JEFFREY CHU

Title:VICE PRESIDENT

Signature Page to First Amendment – REV ABL

SIGNATURE PAGE TO THE FIRST AMENDMENT TO REVOLVING CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG REV GROUP, INC., CERTAIN OF ITS SUBSIDIARIES PARTY THERETO FROM TIME TO TIME AS GUARANTOR SUBSIDIARIES, THE LENDERS PARTY THERETO FROM TIME TO TIME, AND ALLY BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

SUMITOMO MITSUI BANKING CORPORATION

By:/S/ HITOSHI RYOJI

Name:HITOSHI RYOJI

Title:MANAGING DIRECTOR

Signature Page to First Amendment – REV ABL